UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2008

LINENS HOLDING CO.

LINENS ‘N THINGS, INC.

LINENS ‘N THINGS CENTER, INC.

(Exact names of registrants as specified in their charters)

Delaware Delaware California	333-135646-12 001-12381 333-135646-11	20-4192917 22-3463939 59-2740308
(States or other jurisdictions of	(Commission File Numbers)	(IRS Employer
incorporation)		Identification Nos.)

6 Brighton Road, Clifton, New Jersey  07015

(Address of principal executive offices)  (Zip Code)

(973) 778-1300

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

As previously disclosed, on May 2, 2008, Linens Holding Co. (“Holding”) and each of its direct and indirect U.S. subsidiaries, including Linens ‘n Things, Inc. (“LNT”) and Linens ‘n Things Center, Inc. (“Center” and, together with Holding, LNT, and each of the direct and indirect U.S. subsidiaries of Holding, the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Proceeding”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (Case No. 08-10832).  In connection with the Chapter 11 Proceeding, as previously disclosed, the Debtors entered into a Senior Secured, Super-Priority Debtor-in-Possession and Exit Option Credit Agreement (the “DIP Credit Agreement”), dated as of May 2, 2008, among LNT and Center, as U.S. Borrowers, Linens ’n Things Canada Corp., as Canadian Borrower (“LNT Canada”), Holding, as Guarantor, the Subsidiary Guarantors party thereto, the Lenders party thereto (the “Lenders”), General Electric Capital Corporation, as U.S. Administrative Agent (the “U.S. Administrative Agent”), GE Canada Finance Holding Company, as Canadian Administrative Agent (together with the U.S. Administrative Agent, the “Administrative Agents”), and the other Agents party thereto.  The DIP Credit Agreement provided for a revolving credit commitment of up to $700.0 million (the “Revolver”), with a non-debtor-in-possession Canadian subfacility of the Revolver of up to $50.0 million.

On July 25, 2008, the Debtors and LNT Canada (together, the “Loan Parties”), the other original parties to the DIP Credit Agreement, and certain other affiliates of the Lenders entered into an Amendment No. 1 and Waiver to Credit Agreement (the “Amendment”).  Under the terms of the Amendment, the Administrative Agents and the Lenders granted to the Loan Parties a limited waiver with respect to the failure of the Loan Parties to comply with certain budget compliance covenants set forth in the DIP Credit Agreement.  The Bankruptcy Court had entered an order approving the Amendment on July 24, 2008.

The description of the Amendment in this report does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference.

Item  8.01       Other Events.

Monthly Operating Report

On July 16, 2008, the Debtors filed with the Bankruptcy Court their monthly operating report for the fiscal month April 27, 2008 through May 24, 2008 (the “Monthly Operating Report”).  A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The registrants caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the registrants.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee.  The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable requirements of the Office of the United States Trustee, and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in the securities of the registrants, the Monthly Operating Report contains any information beyond that required by the Office of the United States Trustee.  The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the registrants’ reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the registrants’ financial condition or operating results for the period that would be reflected in the registrants’ financial statements or in their reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

This Current Report on Form 8-K and Exhibit 99.1 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the registrants’ financial condition, results of operations, and business that is not historical information.  As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature.  The words “ believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate”

and similar expressions, as well as future or conditional verbs such as “will,” “should,”  “would,” and “could,” often identify forward-looking statements.  The registrants believe there is a reasonable basis for their expectations and beliefs, but they are inherently uncertain, and the registrants may not realize their expectations and their beliefs may not prove correct.  The registrants undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.  The registrants’ actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the registrants control.  Such factors include, without limitation: (i) the ability of the registrants to continue as a going concern; (ii) the registrants’ ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Proceeding; (iii) the ability of the registrants to develop, prosecute, confirm, and consummate one or more plans of liquidation with respect to the Chapter 11 Proceeding; (iv) risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee or to convert the Chapter 11 Proceeding to a Chapter 7 proceeding; (v) the ability of the registrants to obtain and maintain normal terms with vendors and service providers; and (vi) the potential adverse impact of the Chapter 11 Proceeding on the registrants’ liquidity or results of operations.  This list is not intended to be exhaustive.

Store Closings

On July 28, 2008, Holding announced that as part of its ongoing financial restructuring, it plans to close an additional 57 underperforming stores.  A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)                         Exhibits.

10.1                           Amendment No. 1 and Waiver to Credit Agreement, dated as of July 25, 2008.

99.1                           Monthly Operating Report for the Period April 27, 2008 through May 24, 2008.

99.2                           Press Release of Linens Holding Co. dated July 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2008

LINENS HOLDING CO.
LINENS ‘N THINGS, INC.
LINENS ‘N THINGS CENTER, INC.
(Registrants)

	By:	/s/ FRANCIS M. ROWAN
Francis M. Rowan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 and Waiver to Credit Agreement, dated as of July 25, 2008.

99.1	Monthly Operating Report for the Period April 27, 2008 through May 24, 2008.

99.2	Press Release of Linens Holding Co. dated July 28, 2008.